Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

As adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Tamara S. Allen, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Sierra Monitor Corporation for the year ended December 31, 2018;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	April 26, 2019	By:	/s/ Tamara S. Allen
Tamara S. Allen
Chief Financial Officer